UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2018

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Bright Mountain Media, Inc.

(Exact name of registrant as specified in its charter)

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Florida	000-54887	27-2977890
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6400 Congress Avenue, Suite 2050, Boca Raton, Florida 33487

(Address of principal executive offices) (Zip Code)

561-998-2440

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01

Change in Registrant’s Certifying Accountant.

On April 24, 2018, Bright Mountain Media, Inc. notified Liggett & Webb, P.A. that it had dismissed the firm as our independent registered public accounting firm.  The dismissal of Liggett & Webb, P.A. was approved by our Audit Committee on April 23, 2018 and our Board of Directors concurred on the same date.  Liggett & Webb, P.A. did not resign nor decline to stand for re-appointment.

Liggett & Webb, P.A’s reports on our annual consolidated financial statements for the years ended December 31, 2017 or December 31, 2016 did not contain an adverse opinion or a disclaimer of opinion, nor were either report qualified or modified as to uncertainty, audit scope or accounting principles; provided, however, that the reports for the years ended December 31, 2017 and December 31, 2016 each included an explanatory paragraph that there was substantial doubt about our ability to continue as a going concern.

During the years ended December 31, 2017 and December 31, 2016, and in the subsequent interim period through April 23, 2018, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between our company and Liggett & Webb, P.A. on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure, which disagreements, if not resolved to Liggett & Webb's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with any report prepared by Liggett & Webb, P.A. Further, there have been no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

We furnished a copy of the above disclosures to Liggett & Webb, P.A. and requested that it provide a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above.  Liggett & Webb, P.A. responded with a letter dated April 25, 2018, stating its agreement with such statements, a copy of which is filed herewith as Exhibit 16.1 to this report.

After conducting a process to determine the audit firm that would serve as the independent registered public accounting firm for our company for the year ending December 31, 2018, on April 23, 2018, the Audit Committee approved, and the Board concurred with, the engagement of EisnerAmper LLP as our independent registered public accounting firm, effective April 24, 2018.

Neither Bright Mountain Media, Inc., nor anyone on our behalf, has consulted EisnerAmper LLP regarding the application of accounting principles related to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on its financial statements or as to any disagreement or reportable event as described in Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively, of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter dated April 25, 2018 from Liggett & Webb, P.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2018	Bright Mountain Media, Inc.

	By:	/s/ W. Kip Speyer
W. Kip Speyer, Chief Executive Officer

Exhibit Index

16.1	Letter dated April 25, 2018 from Liggett & Webb, P.A.